Franklin Financial Services Corporation

Boenning & Scattergood

Community Bank Forum 2014

August 2014 - Hershey, PA

Forward-looking Statements

Certain statements in this presentation which are not historical in nature are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements refer to a future period or periods, reflecting management's current views as to likely future developments, and use words "may," "will," "expect," "believe," "estimate," "anticipate," or similar terms. Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements. These factors include (but are not limited to) the following: general economic conditions, changes in interest rates, changes in the Corporation's cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation's market area, and other similar factors.

These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today.

For a more complete discussion on the subject of forward looking statements, including a list of some of the risk factors that might adversely affect future operating results, we refer you to the section entitled "Forward Looking Statements" which appears in our annual report on Form 10-K as filed with the Securities and Exchange Commission.

Franklin Financial
Services Corporation

F&M
TRUST

Company Profile

- F&M Trust founded in 1906
- Franklin Financial formed in 1984
- Headquartered in Chambersburg, PA
- 25 offices throughout Cumberland, Franklin, Fulton, and Huntingdon Counties
- $1 billion in assets at June 30, 2014
- $710 million in brokerage and trust assets under management

Franklin Financial Services Corporation

F&M TRUST

Market Area



Franklin Financial
Services Corporation

F&M TRUST

Market Share at a Glance

- #1 deposit market share in Chambersburg *(44.4%)*
- #1 deposit market share in Franklin County *(29.4%)*
- #1 deposit market share in Fulton County *(36.1%)*
- #6 deposit market share in Carlisle
- #8 deposit market share in Cumberland County

BEST OF Shippensburg 2013 Awarded by The Sentinel

VOTED BEST 2014 Readers' Choice poll of the readers of Public Opinion

BEST PLACES to work in PA 2013

BEST OF Carlisle 2014 Awarded by The Sentinel

Based upon FDIC Bank Deposits at 6/30/2013

Franklin Financial Services Corporation

F&M TRUST

Management Team



Franklin Financial Services Corporation

F&M TRUST

Experienced Management Team

	Years of Banking Experience	Joined F&M Trust	Prior Experience
William E. Snell, Jr *President & CEO*	43	1995	*Meridian Bank, Commonwealth Bank*
Mark R. Hollar *CFO and Treasurer*	26	1994	*ValleyBank & Trust*
Jane B. Tompkins *Risk Management*	40	2013	*Corestates, PNC, Susquehenna Bank*
Steven D. Butz *Commercial Services*	29	2013	*PNC, Sovereign, Susquehenna Bank*
Lise M. Shehan *Investment & Trust Services*	26	2011	*Corestates, Fulton, Hershey Trust Co*
Patricia A. Hanks *Retail Services*	35	1999	*Lebanon Valley National*
Ronald L. Cekovich *Technology Services*	30	2001	*FCNB*
Karen K. Carmack *Human Resources*	19	2000	*ACNB*
Kenneth C. Ditzler *Marketing & Corporate Communications*	31	1983	-

Franklin Financial Services Corporation

F&M TRUST

Loan Portfolio


% Portfolio Composition
30.00
25.00
20.00
15.00
10.00
5.00
-
Resi & HE
Constr and Dev
Inc Prod
Owner Occup
C & I
Muni
Other
2011
2012
2013
6/30/2014

Franklin Financial Services Corporation

F&M TRUST

Improving Loan Quality


Delinquency
Percentage
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
2011
2012
2013
6/30/2014
Total
Nonaccrual
30 - 89 Days

Franklin Financial Services Corporation

F&M TRUST

Improving Loan Quality



Non-Performing Assets
(000's)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2011
2012
2013
6/30/2014
Non-Accrual
OREO
Other 90+ PD

Franklin Financial Services Corporation

F&M TRUST

Loan Quality



Net Chargeoffs/Provision
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
(000's)
2011
2012
2013
6/30/2014
Net Chargeoffs
Provision

Franklin Financial Services Corporation

F&M TRUST

Allowance


ALLL ($000's)
12,000
10,000
8,000
6,000
4,000
2,000
-
2011
2012
2013
6/30/2014
ALLL
Specific

Franklin Financial Services Corporation

F&M TRUST

Allowance


ALLL/ Non-Perf. Loans
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2011
2012
2013
6/30/2014
ALLL/ Non-Perf. Loans

Franklin Financial Services Corporation

F&M TRUST

Balance Sheet Highlights

Dollars in Thousands (000)	2011	2012	2013	6/30/2014
Total Assets	$990,248	$1,027,363	$984,587	**$1,022,551**
Investments	$125,301	$133,328	$159,674	**$175,419**
Net Loans	$756,687	$743,200	$713,711	**$723,200**
Deposits & Repurchases	$841,089	$916,649	$869,558	**$902,968**
Shareholders' Equity	$87,182	$91,634	$95,388	**$99,959**

Franklin Financial Services Corporation

F&M TRUST

2014 Balance Sheet Growth

	6/30/2014	12/31/2013	+/-%
Total Assets *(000)*	**$1,022,551**	$984,587	*+3.9%*
Investment Securities *(000)*	**$175,419**	$159,674	*+9.9%*
Net Loans *(000)*	**$723,200**	$713,711	*+1.3%*
Deposits and Repos *(000)*	**$902,968**	$869,558	*+3.8%*

Financial Highlights

Dollars in Thousands (000)	*2011*	*2012*	*2013*	*6/30/2014*
Net Interest Income	$32,637	$32,252	$31,664	**$15,688**
Provision	$7,524	$5,225	$2,920	**$464**
Noninterest Income	$10,200	$9,451	$9,877	**$5,243**
Noninterest Expense	$28,333	$30,601	$31,094	**$15,304**
Income before Taxes	$6,980	$5,877	$7,527	**$5,163**
Income Tax	$411	$512	$1,295	**$1,018**
Net Income	**$6,569**	**$5,365**	**$6,232**	**$4,145**

Performance Measures

	2011	2012	2013	6/30/2014
Return on Avg. Assets	0.66%	0.51%	0.61%	**0.82%**
Return on Avg. Equity	7.68%	6.00%	6.72%	**8.60%**
Efficiency Ratio[1]	63.46%	70.44%	72.01%	**70.63%**
Net Interest Margin	3.73%	3.50%	3.47%	**3.56%**

[1] Non-GAAP measurement – Efficiency Ratio
Noninterest expense/tax equivalent net interest income plus noninterest income less net securities gains or losses

Shareholder Value

	2011	*2012*	*2013*	*6/30/2014*
Diluted earnings per share	$1.66	$1.32	$1.51	**$0.99**
Market value per share	$12.35	$14.00	$17.10	**$19.90**
Current dividend yield	8.74%	4.86%	3.98%	**3.42%**

Franklin Financial Services Corporation

F&M TRUST

Safety and Soundness

	2011	2012	2013	6/30/2014
Risk-based capital ratio (Total)	12.14%	12.60%	14.24%	**14.53%**
Leverage ratio (Tier 1)	8.40%	8.29%	9.14%	**9.26%**
Tangible common equity ratio [2]	7.82%	8.01%	8.79%	**8.93%**
Nonperforming assets/total assets	2.60%	4.10%	3.04%	**2.46%**
Allowance for Loan Loss as a % of loans	1.27%	1.38%	1.34%	**1.30%**

[2] Non-GAAP measurement – Tangible common equity ratio
Total shareholders' equity less intangible assets/ Total assets less intangible assets

Franklin Financial Services Corporation

F&M TRUST

Balance Sheet Growth

Dollars in Thousands (000)	**6/30/2014**	**6/30/2013**	**+/-%**
Total Assets	**$1,022,551**	$1,032,641	*-1.0%*
Investment Securities	**$175,419**	$152,139	*+15.3%*
Net Loans	**$723,200**	$717,729	*+0.8%*
Deposits and Repos	**$902,968**	$920,731	*-1.9%*
Shareholders' Equity	**$99,959**	$92,761	*+7.8%*

Net Income Growth

Dollars in Thousands (000)	6/30/2014	6/30/2013	+/-%
Net Interest Income	**$15,688**	$15,440	*+1.6%*
Provision	**$464**	$1,605	*-71.1%*
Noninterest Income	**$5,243**	$4,785	*+9.6%*
Noninterest Expense	**$15,304**	$15,208	*+0.6%*
Income Tax	**$1,018**	$506	*+101.2%*
Net Income	**$4,145**	$2,906	*+42.6%*

Non-Interest Income

Non-Interest Income as a % of Average Assets	*2011*	*2012*	*2013*	*6/30/2014*
F&M Trust	**1.11%**	**0.74%**	**0.96%**	**0.95%**
Peer Group [3]	0.75%	0.73%	0.74%	0.65%

[3] *Peer Group data is derived from the Uniform Bank Performance Report for banks headquartered in Pennsylvania with average assets between $750 million and $2 billion as of each date.*

Franklin Financial Services Corporation

F&M TRUST

Strategic Initiatives

Non-Interest Income

- Cash Management Services
- Debit Card Overdraft Opt-in
- Merchant Card Services
- StartFresh™ Checking
- EquityAdvantage Card

Franklin Financial Services Corporation

F&M TRUST

Investment & Trust Services

- Trust powers since our incorporation in 1906
- Fully integrated trust, investment, insurance and brokerage services, focused exclusively on client needs
- 5-year average annual growth rate of revenue = 6% per annum
- Operating profitability ratio of 31.6%
- Employee benefits expertise, offering full fiduciary services for qualified plans

Investment & Trust Services

- Over 300 years of combined financial services experience among our professional staff members
- Professional designations include: CFPs (Certified Financial Planner), CFA (Chartered Financial Analyst), JD (Juris Doctor), CTFA (Certified Trust and Financial Advisor), AAMS (Accredited Asset Management Specialist), CISP (Certified IRA Services Professional), RFC (Registered Financial Consultant), CASL (Chartered Advisor for Senior Living), QKA (Qualified 401K Administrator), QPA (Qualified Pension Administrator), MBAs, and CFIRS (Certified Fiduciary and Investment Risk Specialist)
- Strategic focus on the West Shore area of the Capital Region

Other Strategic Initiatives

- Comprehensive Delivery Channel study
  - Analyze potential of all branches below $40 million in deposits
- DRIP success – raising capital
- Succession planning – Board, Management, CEO

Improving Employment

	June 2013	Dec 2013	Mar 2014	June 2014
Cumberland Co	6.3%	5.3%	5.0%	4.4%
Franklin Co	6.3%	5.7%	5.3%	4.6%
Fulton Co	8.7%	8.0%	7.5%	6.2%
Pennsylvania	7.5%	6.8%	6.0%	5.6%
US	7.5%	6.7%	6.7%	6.1%

Unemployment Rate, seasonally adjusted.

Source: PA Department of Labor and Industry Center for Workforce Information & Analysis

Franklin Financial Services Corporation

F&M TRUST

Unemployment Rates

Center for Workforce Information & Analysis
July 29, 2014

June County Unemployment Rates, Seasonally Adjusted



Erie 5.9
Crawford 5.3
Warren 4.8
McKean 5.5
Potter 6.7
Tioga 6.0
Bradford 4.6
Susquehanna 4.9
Wayne 5.3
Mercer 5.4
Venango 5.5
Forest 7.4
Elk 4.5
Cameron 7.3
Clinton 6.4
Lycoming 5.7
Sullivan 5.3
Wyoming 6.6
Lackawanna 6.3
Pike 6.4
Lawrence 5.9
Butler 4.9
Clarion 5.9
Jefferson 5.6
Clearfield 6.3
Centre 4.1
Union 5.7
Montour 3.9
Columbia 5.3
Luzerne 6.9
Monroe 6.9
Carbon 6.3
Beaver 6.2
Armstrong 6.2
Indiana 5.1
Snyder 5.3
Northumberland 6.0
Schuylkill 6.4
Northampton 5.8
Lehigh 5.6
Allegheny 4.9
Cambria 6.6
Blair 5.2
Mifflin 5.6
Juniata 5.4
Huntingdon 7.2
Perry 5.1
Dauphin 5.0
Lebanon 4.6
Berks 5.5
Bucks 4.9
Washington 5.4
Westmoreland 5.2
Cumberland 4.4
Montgomery 4.6
Lancaster 4.5
Chester 3.9
Philadelphia 7.4
Delaware 5.4
Greene 4.5
Fayette 6.4
Somerset 6.5
Bedford 6.6
Fulton 6.2
Franklin 4.6
Adams 4.2
York 5.2
0% - 6.4%
6.5% - 7.9%
8.0% - 9.4%
9.5% +

Franklin Financial
Services Corporation

F&M TRUST

Fastest-Growing Counties in Pennsylvania

April 3, 2014

The U.S. Census Bureau reported today on where the heaviest population growth in Pennsylvania was concentrated last year.

The fastest-growing county in Pennsylvania between July 1, 2012, and July 1, 2013, was **Cumberland** whose population rose 0.9 percent over the period. Cumberland county was followed by Lancaster county (0.6 percent), Chester county (0.6 percent), **Franklin** county (0.5 percent) and Clinton county (0.5 percent).

This information is based on annual population estimates for each of the nation's counties, county equivalents, metropolitan areas and micropolitan areas since the 2010 Census and up to July 1, 2013. Internet tables are available showing rankings and components of population change (births, deaths, migration).

Philadelphia News – thephilanews.com

Cumberland County is fastest growing Pa. county

By Jim Hook *Public Opinion* newspaper
March 27, 2014

Most of Pennsylvania's fastest growing counties are in the southcentral and southeast part of the state.

Cumberland County led all 67 counties in percentage growth between April 2010 and July 2013, according to Census estimates released Thursday. **Franklin County tied for sixth** with Lehigh and Montgomery counties. In order of growth from 2010 to 2013 the top 10 counties were: Cumberland (2.5 percent), Chester (2.1), Lancaster (2.0), Philadelphia and Clinton (1.8), Franklin, Lehigh and Montgomery (1.6), Montour (1.5) and Lebanon (1.4).

The state's overall growth rate in the three years was .6 percent.

An estimated 241,212 people live in Cumberland County and 152,085 in Franklin County.

In the most recent year, Cumberland (.9 percent) was the fastest growing county, followed by Chester, Lancaster, Franklin and Clinton counties.


Thank You!

Franklin Financial Services Corporation

F&M TRUST

Stock Symbol: **FRAF** (*OTCQB*)

www.franklinfin.com

www.fmtrustonline.com